Business Combinations	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Business Combinations	Business Combinations
Merger with NSAM and NRF
The Company was created through the Merger of NSAM, Colony and NRF in an all-stock exchange on the Closing Date.
The Merger was accomplished through a series of transactions. On the Closing Date, NSAM merged with and into the Company in order to redomesticate NSAM as a Maryland corporation, followed by a series of internal reorganization transactions with subsidiaries of NRF resulting in NRF becoming a subsidiary of the Company, and the merger of Colony into the Company, with the Company surviving as the combined entity.
Upon the closing of the Merger, NSAM outstanding common stock was converted into the Company's common stock, and the outstanding common stock and preferred stock of NRF and Colony were converted into the right to receive shares of common stock and preferred stock of the Company at pre-determined exchange ratios.
The specific exchanges of common stock and preferred stock as a result of the Merger were as follows:

•
Each share of NSAM common stock and performance common stock issued and outstanding immediately prior to the effective time of the Merger was canceled and converted into one share of the Company's class A common stock and performance common stock, respectively;

•
Each share of class A and class B common stock of Colony issued and outstanding immediately prior to the effective time of the Merger was canceled and converted into the right to receive 1.4663 shares of the Company's class A and class B common stock for each share of Colony's class A and class B common stock;

•
Each share of common stock of NRF issued and outstanding prior to the effective time of the Merger was canceled and converted into the right to receive 1.0996 shares of the Company's class A common stock for each share of NRF common stock;

•
Each share of each series of the preferred stock of Colony and of NRF issued and outstanding immediately prior to the effective time of the Merger was canceled and converted into the right to receive one share of a corresponding series of the Company's preferred stock with substantially identical preferences, conversion and other rights, voting powers, restrictions, limitations as to dividend, qualification and terms and conditions of redemption; and

•	Concurrently, the OP issued OP Units to equal the number of OP membership units outstanding on the day prior to the closing of the Merger multiplied by the exchange ratio of 1.4663.
Upon consummation of the Merger, the former stockholders of Colony, NSAM and NRF owned, or had the right to own, approximately 33.25%, 32.85% and 33.90%, respectively, of the Company, on a fully diluted basis, excluding the effect of certain equity-based awards issued in 2017 in connection with the Merger.
The Merger was accounted for as a reverse acquisition, with NSAM as the legal acquirer for certain legal and regulatory matters and Colony as the accounting acquirer for purposes of the financial information set forth herein. See Note 2 for further discussion on the accounting treatment of the Merger.
Merger Consideration
As the Merger was accounted for as a reverse acquisition, the fair value of the consideration transferred in common stock was measured based upon the number of shares of common stock that Colony, as the accounting acquirer, would theoretically have issued to the shareholders of NSAM and NRF to achieve the same ratio of ownership in the Company upon completion of the Merger, multiplied by the closing price of Colony class A common stock of $21.52 on the Closing Date. As a result, the implied shares of Colony common stock issued in consideration was computed as the number of outstanding shares of NSAM and NRF common stock prior to the Closing Date divided by the exchange ratios of 1.4663 and 1.3335, respectively.
Substantially all NSAM and NRF equity awards outstanding on the Closing Date vested upon consummation of the Merger. As the Company issued its common stock upon consummation of the Merger and settlement of these equity awards relate to pre-Merger services, these equity awards were included in the outstanding shares of NSAM and NRF common stock used to determine the merger consideration.
NSAM and NRF equity awards outstanding on the Closing Date that did not vest upon consummation of the Merger were assumed by the Company through the conversion of such equity awards into comparable equity awards of the Company with substantially the same vesting terms pre-Merger. The portion of the replacement awards attributable to pre-Merger services was deemed part of the merger consideration, while the portion attributable to post-Merger services is recognized prospectively as compensation expense of the Company in the post-Merger period.
The Company's preferred stock issued as merger consideration upon the closing of the Merger to the holders of NRF preferred stock was on a one-for-one basis.
The Company assumed certain liabilities of NSAM and NRF which arose as a result of the Merger and were settled shortly after the Closing Date. These amounts included approximately $226.1 million which was paid to former NSAM stockholders, representing a one-time special dividend, and approximately $78.9 million in payroll taxes representing shares that were canceled and remitted to taxing authorities on behalf of employees whose equity-based compensation was accelerated and fully vested on the Closing Date. Cash and restricted cash assumed of $437.4 million is presented net of these payments as an investing cash inflow in the consolidated statement of cash flows.
Fair value of the merger consideration was determined as follows:

(In thousands, except price per share)	NSAM	NRF	Total
Outstanding shares of common stock prior to closing of the Merger	190,202	183,147
Replacement equity-based awards attributable to pre-combination services(i)	300	150
	190,502	183,297
Exchange ratio(ii)	1.4663	1.3335
Implied shares of Colony common stock issued in consideration	129,920	137,456	267,376
Price per share of Colony class A common stock	$21.52	$21.52	$21.52
Fair value of implied shares of Colony common stock issued in consideration	$2,795,890	$2,958,039	$5,753,929
Fair value of the Company's preferred stock issued(iii)	—	1,010,320	1,010,320
Fair value of NRF stock owned by NSAM (iv)	(43,795)	—	(43,795)
Total merger consideration	$2,752,095	$3,968,359	$6,720,454
__________

(i)	Represents the portion of non-employee restricted stock unit awards that did not vest upon consummation of the Merger and pertains to services rendered prior to the Merger.

(ii)
Represents (a) the pre-determined exchange ratio of one share of Colony common stock for 1.4663 shares of the Company's common stock; and (b) the derived exchange ratio of one share of Colony common stock for 1.3335 shares of NRF common stock based on the pre-determined exchange ratio of one NRF share of common stock for 1.0996 shares of the Company's common stock.

(iii)
Fair value of the Company's preferred stock issued was measured based on the shares of NRF preferred stock outstanding at the Closing Date and the closing traded price of the respective series of NRF preferred stock on the Closing Date, including accrued dividends, as follows:

(In thousands, except price per share)	Number of Shares Outstanding	Price Per Share	Fair Value
NRF preferred stock
Series A 8.75%	2,467	$25.61	$63,182
Series B 8.25%	13,999	25.15	352,004
Series C 8.875%	5,000	25.80	128,995
Series D 8.50%	8,000	25.82	206,597
Series E 8.75%	10,000	25.95	259,542
Fair value of the Company's preferred stock issued	39,466		$1,010,320

(iv)
Represents 2.7 million shares of NRF common stock owned by NSAM prior to the Merger and canceled upon consummation of the Merger, valued at the closing price of NRF common stock of $16.13 on the Closing Date.

The following table presents the final allocation of the merger consideration to assets acquired, liabilities assumed and noncontrolling interests of NSAM and NRF based on their respective fair values as of the Closing Date. The resulting goodwill represents the value expected from the economies of scale and synergies created through combining the operations of the merged entities, and is assigned to the investment management segment.

	Final Amounts at December 31, 2017
(In thousands)	NSAM	NRF	Total
Assets
Cash and cash equivalents	$152,858	$107,751	$260,609
Restricted cash	18,052	158,762	176,814
Real estate	—	9,874,406	9,874,406
Loans receivable	28,485	331,056	359,541
Investments in unconsolidated ventures	76,671	544,111	620,782
Securities	3,065	427,560	430,625
Identifiable intangible assets	661,556	352,551	1,014,107
Management agreement between NSAM and NRF	1,514,085	—	1,514,085
Assets held for sale	—	2,096,671	2,096,671
Other assets	93,455	681,003	774,458
Total assets	2,548,227	14,573,871	17,122,098
Liabilities
Debt	—	6,723,222	6,723,222
Intangible liabilities	—	213,218	213,218
Management agreement between NSAM and NRF	—	1,514,085	1,514,085
Liabilities related to assets held for sale	—	1,281,406	1,281,406
Tax liabilities	169,387	60,446	229,833
Accrued and other liabilities	979,969	307,450	1,287,419
Total liabilities	1,149,356	10,099,827	11,249,183
Redeemable noncontrolling interests	78,843	—	78,843
Noncontrolling interests—investment entities	—	505,685	505,685
Noncontrolling interests—Operating Company	8,162	—	8,162
Fair value of net assets acquired	$1,311,866	$3,968,359	$5,280,225

Merger consideration	2,752,095	3,968,359	6,720,454
Goodwill	$1,440,229	$—	$1,440,229

The Merger effectively resulted in the settlement of the pre-merger management agreement between NSAM and NRF. The terms of the management agreement were determined to be off-market when compared to the terms of similar management agreements of other externally managed mortgage and equity REITs. The off-market component was valued at $1.5 billion based on a discounted cash flow analysis using a discount rate of 10%, and recorded as an intangible asset attributed to NSAM and a corresponding intangible liability attributed to NRF, in each case as of the Closing Date. Upon settlement of the management agreement, the intangible asset and the corresponding intangible liability were eliminated. No net gain or loss was recognized by the Company from the settlement.
Certain deferred tax liabilities were recognized in connection with the Merger, related primarily to NSAM's investment management contract intangible assets and basis differences in NRF's real estate assets in the United Kingdom arising from recording those assets at fair value on the Closing Date.
Fair value of other assets acquired, liabilities assumed and noncontrolling interests were measured as follows:
Real Estate and Related Intangibles—Fair value is based on the income approach which includes a direct capitalization method, applying overall capitalization rates ranging between 4.4% and 12.5%. For real estate held for sale, fair value was determined based on contracted sale price or a sales comparison approach, adjusted for estimated selling costs. Real estate fair value was allocated to tangible assets such as land, building and leaseholds, tenant and land improvements as well as identified intangible assets and liabilities such as above- and below-market leases, below-market ground lease obligations and in-place lease value. Useful lives of the intangibles acquired range from 6 to 90 years for ground lease obligations and 1 to 17 years for all other real estate related intangibles.
Loans Receivable—Fair value is determined by comparing the current yield to the estimated yield for newly originated loans with similar credit risk or the market yield at which a third party might expect to purchase such investment; or based on discounted cash flow projections of principal and interest expected to be collected, which include consideration of borrower or sponsor credit, as well as operating results of the underlying collateral. For certain loans receivable considered to be impaired, their carrying value approximated fair value.
Investments in Unconsolidated Ventures—Fair value is based on timing and amount of expected future cash flows for income as well as realization events of the underlying assets of the investees, and for certain investments in funds, a proportionate share of its most recent net asset value.
Securities—Fair value is based on quotations from brokers or financial institutions that act as underwriters of the debt securities, third-party pricing service or discounted cash flows depending on the type of debt securities. Fair value of NRE common stock is based on the closing stock price on the Closing Date.
Investment Management Related Intangible Assets—These consist primarily of management contracts, customer relationships, trade names and the broker-dealer license, including those related to an 84% interest acquired by NSAM in January 2016 in Townsend, which provides real estate investment management and advisory services. The fair value of management contracts represents the discounted excess earnings attributable to the future management fee income from in-place management contracts, with discount rates ranging between 8% and 10%. The management contracts have useful lives ranging from 2 years to 18 years. The fair value of customer relationships represents the potential fee income from repeat customers through future sponsored investment vehicles, with the useful lives of such vehicles ranging from 20 to 30 years. The trade names of NSAM and Townsend were valued as the discounted savings of royalty fees by applying a royalty rate of 1.5% and 2%, respectively, against expected fee income, and have useful lives of 20 years and 30 years, respectively. The fair value of NSAM's broker-dealer license represents the estimated cost of obtaining a license. On December 29, 2017, the Company sold its 84% interest in Townsend.
Debt—Fair value of exchangeable notes was determined based on unadjusted quoted prices in a non-active market. Fair value of mortgage and other notes payable was estimated by reviewing rates currently available with similar terms and remaining maturities. Fair value of securitization bonds payable was based on quotations from brokers or financial institutions that act as underwriters of the securitized bonds. Fair value of junior subordinated debt was based on unadjusted quotations from a third party valuation firm, with such quotes derived using a combination of internal valuation models, comparable trades in non-active markets and other market data.
Noncontrolling Interests—Fair value of noncontrolling interests in investment entities was estimated as their share of fair values of the net assets of the underlying investment entities, including any incentive distributions. The fair value of noncontrolling interests in Operating Company was determined based upon the closing price of Colony class A common stock multiplied by the number of OP Units assumed in the Merger, after applying the exchange ratio.
Restructuring of Real Estate Loans into Equity Ownership
In the normal course of business, the Company may foreclose on the underlying asset in settlement of its loan receivable or otherwise undertake various restructuring measures in connection with its investments.
CPI Group
On January 25, 2017, the Company and its joint venture partners, through a consolidated investment venture of the Company, acquired a controlling equity interest in a defaulted borrower, a real estate investment group in Europe ("CPI") in connection with a restructuring of the CPI group. Certain entities within the CPI group were in receivership proceedings at the time of the restructuring. The Company acquired CPI's real estate portfolio, consisting of hotels, offices and mixed-use properties, and assumed the underlying mortgage debt, some of which were in payment default, including maturity default. Certain CPI employees responsible for asset and property management became employees of the Company. As a result of the acquisition, the Company's outstanding loans receivable to CPI were deemed to be effectively settled at their carrying value and formed part of the consideration transferred.
The following table summarizes the consideration and allocation to assets acquired and liabilities assumed.

(In thousands)	Final Amounts at December 31, 2017
Consideration
Carrying value of loans receivable outstanding at the time of restructuring	$182,644
Cash	49,537
Total consideration	$232,181
Identifiable assets acquired and liabilities assumed
Cash	$303
Restricted cash	12,600
Real estate	543,649
Real estate held for sale	21,605
Lease intangibles and other assets	27,685
Debt	(277,590)
Tax liabilities	(32,078)
Lease intangibles and other liabilities	(61,205)
Liabilities related to assets held for sale	(2,788)
Fair value of net assets acquired	$232,181

Fair value of assets acquired and liabilities assumed were measured as follows:
Real Estate and Related Intangibles—Fair value of real estate was based upon a direct capitalization analysis or a discounted cash flow analysis with weighted average capitalization rate of 6.6%. For real estate held for sale, fair value was determined based upon a sales comparison approach, adjusted for estimated selling costs. Real estate fair value was allocated to tangible assets of land, building and tenant and site improvements and identified intangibles, such as above- and below-market leases and in-place lease values.
Debt—Fair value of debt is estimated by discounting expected future cash outlays at interest rates currently available for instruments with similar terms and remaining maturities, applying discount rates ranging between 1.25% and 3.6%, with such debt fair values not exceeding the fair value of their underlying collateral, or estimated based upon expected payoff amounts.
THL Hotel Portfolio
In May 2013, the Company and certain investment vehicles managed by the Company participated in the refinancing of a limited service hospitality portfolio, primarily located across the Southwest and Midwest U.S. (the "THL Hotel Portfolio"), through the origination of a junior and senior mezzanine loan. On July 1, 2017, the Company and certain investment vehicles managed by the Company took control of the THL Hotel Portfolio of 148 limited service hotels through a consensual foreclosure following a maturity default by the borrower on the Company's outstanding junior mezzanine loan. Through the consensual foreclosure, the Company assumed the borrower's in-place hotel management contracts with third party operators, which were determined to be at market, the borrower's in-place franchise obligations, primarily with Marriott, as well as the borrower's outstanding senior mortgage debt and senior mezzanine debt.
The consideration for the consensual foreclosure consisted of the following:

•	Carrying value of the Company’s junior mezzanine loan to the borrower which is considered to be effectively settled upon the consensual foreclosure;

•
Cash to pay down principal and accrued interest on the borrower’s senior mortgage and senior mezzanine debt to achieve a compliant debt yield, and payment of an extension fee to exercise an extension option on the senior mortgage debt; and

•
In consideration of the former preferred equity holder of the borrower providing certain releases, waivers and covenants to and in favor of the Company and certain investment vehicles managed by the Company in executing the consensual foreclosure, the former preferred equity holder is entitled to an amount up to $13.0 million based on the performance of the THL Hotel Portfolio, subject to meeting certain repayment and return thresholds to the Company (and certain investment vehicles managed by the Company).

The following table summarizes the consideration and the final allocation to assets acquired and liabilities assumed. The estimated fair values and allocation were subject to retrospective adjustments during the measurement period, not to exceed twelve months, based upon new information obtained about facts and circumstances that existed as of the date of acquisition. During the six months ended June 30, 2018, adjustments were made to the allocation of values among real estate held for sale, real estate held for investment, intangible assets and intangible liabilities. Included in the consolidated statement of operations for the six months ended June 30, 2018 was a $1.8 million decrease to depreciation expense and an immaterial increase to ground lease expense to reflect the effects of the measurement period adjustments as of the acquisition date on July 1, 2017.

(In thousands)	Final Amounts at June 30, 2018
Consideration
Carrying value of the Company's junior mezzanine loan receivable at the time of foreclosure	$310,932
Cash	43,643
Contingent consideration (Note 14)	6,771
Total consideration	$361,346
Identifiable assets acquired and liabilities assumed
Cash	$16,188
Restricted cash	18,479
Real estate	1,184,447
Real estate held for sale	69,676
Intangible and other assets	26,711
Debt	(907,867)
Intangible and other liabilities	(46,288)
Fair value of net assets acquired	$361,346

Fair value of assets acquired and liabilities assumed were estimated as follows:
Real Estate and Related Intangibles—Fair value of real estate was based on a combination of the cost, income and market approaches which applies capitalization rates between 7.0% and 12.0% (weighted average rate of 8.9%) as well as discount rates between 8.0% and 13.5% (weighted average rate of 10.4%), and also considers future capital expenditure needs of the hotels. For real estate held for sale, fair value was determined based on a sales comparison approach, adjusted for estimated selling costs. Real estate fair value was allocated to tangible assets of land, building, site improvements and furniture, fixtures and equipment as well as identified intangibles for above-market and below-market ground lease obligations.
Debt—The assumed senior mortgage and senior mezzanine debt had carrying values that approximated fair values based on current market rates and recent rates on the Company's refinancing of its other hotel portfolios.